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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                              -------------------------


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              -------------------------


                          DATE OF REPORT:  FEBRUARY 28, 1997
                          (Date of earliest event reported)


                              M T FINANCIAL GROUP, INC.
                (Exact name of registrant as specified in its charter)


    NEVADA                              0-95440                  36-4010347
(State or other                  (Commission File Number)     (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation or
 organization)


875 NORTH MICHIGAN AVENUE
SUITE 2930
CHICAGO, ILLINOIS                                                   60611
(Address of principal executive offices)                        (Zip Code)

                                    (312) 397-2620
                 (Registrant's telephone number including area code)


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                           This Report Contains No Exhibits

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ITEM 5.  OTHER EVENTS.

         On February 28, 1997, Michael T. Lyon resigned as Chairman of the Board, President and Chief Financial Officer of the Company effective immediately. Stuart P. Levine was elected Chairman of the Board, and appointed President and Chief Financial Officer of the Company on February 28, 1997. In accordance with the By-Laws, the directors elected Robert J. Weinstein, M.D., as a director of the Company on February 28, 1997.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         None.


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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  M T Financial Group, Inc.



                                     /s/ Stuart P. Levine
                                  -------------------------
Date:    March 5, 1997            Stuart P. Levine, President


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